Exhibit 99.1

Altair Announces First Quarter 2024 Financial Results

Altair Achieves Record Software Revenue and Total Revenue for the First Quarter

TROY, Mich. – May 2, 2024 – Altair (Nasdaq: ALTR), a global leader in computational science and artificial intelligence, today released its financial results for the first quarter ended March 31, 2024.

“Altair continued its positive momentum into the start of 2024, with record-high quarterly software revenue and total revenue,” said James Scapa, founder, chairman and chief executive officer of Altair. “The first quarter exceeded our expectations and demonstrates the strength of our product portfolio in bringing computational intelligence to our customers.”

“The start of this year has been marked by strong execution, setting new records in software revenue and total revenue in the first quarter 2024,” said Matt Brown, Chief Financial Officer of Altair. “Revenues and profit were ahead of expectations for the quarter, driven by growth across all three major geographies and multiple verticals.”

First Quarter 2024 Financial Highlights

•
Software revenue was $158.4 million compared to $149.6 million for the first quarter of 2023, an increase of 5.9% in reported currency and 6.9% in constant currency
•
Total revenue was $172.9 million compared to $166.0 million for the first quarter of 2023, an increase of 4.1% in reported currency and 5.1% in constant currency
•
Net income was $16.5 million compared to a net loss of $(2.0) million for the first quarter of 2023. Net income per share, diluted was $0.20 based on 89.8 million diluted weighted average common shares outstanding, compared to net loss per share, diluted of $(0.02) for the first quarter of 2023, based on 80.2 million diluted weighted average common shares outstanding. Net income margin was 9.6% compared to net loss margin of -1.2% for the first quarter of 2023
•
Non-GAAP net income was $36.2 million, compared to non-GAAP net income of $31.8 million for the first quarter of 2023, an increase of 13.9%. Non-GAAP net income per share, diluted was $0.40 based on 89.8 million non-GAAP diluted common shares outstanding, compared to non-GAAP net income per share, diluted of $0.36 for the first quarter of 2023, based on 88.0 million non-GAAP diluted common shares outstanding
•
Adjusted EBITDA was $45.8 million compared to $43.1 million for the first quarter of 2023, an increase of 6.4%. Adjusted EBITDA margin was 26.5% compared to 25.9% for the first quarter of 2023
•
Cash provided by operating activities was $73.5 million, compared to $59.2 million for the first quarter of 2023
•
Free cash flow was $70.7 million, compared to $57.5 million for the first quarter of 2023.

Business Outlook

Based on information available as of today, Altair is issuing the following guidance for the second quarter and full year 2024:

(in millions, except %)	Second Quarter 2024			Full Year 2024
Software Revenue	$131	to	$134	$590	to	$600
Growth Rate	4.5%		6.9%	7.3%		9.1%
Growth Rate - Constant Currency	6.7%		9.2%	8.3%		10.1%
Total Revenue	$145		$148	$652		$662
Growth Rate	2.7%		4.8%	6.4%		8.0%
Growth Rate - Constant Currency	4.7%		6.8%	7.5%		9.1%
Net (Loss) Income	$(12.3)		$(9.4)	$23.2		$30.9
Non-GAAP Net Income	$12.7		$15.0	$109.9		$115.9
Adjusted EBITDA	$15		$18	$138		$146
Net Cash Provided by Operating Activities				$135		$143
Free Cash Flow				$124		$132

The following table provides a reconciliation of Full Year 2024 guidance to the last guidance provided in February

	(Unaudited)
	Full Year 2024
(in millions)	Midpoint of Guidance in February	Increase/ (Decrease)	Currency Fluctuations from Prior Guidance	Midpoint of Guidance in May
Software Revenue	$605.0	$—	$(10.0)	$595.0
Total Revenue	$668.0	$—	$(11.0)	$657.0
Adjusted EBITDA	$147.0	$—	$(5.0)	$142.0

Conference Call Information

What: Altair’s First Quarter 2024 Financial Results Conference Call
When: Thursday, May 2, 2024

Time: 5 p.m. ET
Webcast: http://investor.altair.com (live & replay)

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Non-GAAP Net Income, Non-GAAP Net Income Per Share, Billings, Adjusted EBITDA, Free Cash Flow, Non-GAAP Gross Profit and Non-GAAP Operating Expense.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, asset impairment charges, non-cash interest expense, other special items as identified by management and described elsewhere in this press release, and the impact of non-GAAP tax rate to income tax expense, which approximates our tax rate excluding discrete items and other specific events that can fluctuate from period to period.

Non-GAAP diluted common shares includes the diluted weighted average shares outstanding per GAAP regardless of whether the Company is in a loss position.

Billings consists of total revenue plus the change in deferred revenue, excluding deferred revenue from acquisitions.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Free cash flow consists of cash flow from operations less capital expenditures.

Non-GAAP gross profit represents gross profit adjusted for stock-based compensation expense and other special items as identified by management and described elsewhere in this press release.

Non-GAAP operating expense represents operating expense excluding stock-based compensation expense, amortization, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair is a global leader in computational intelligence that provides software and cloud solutions in simulation, high-performance computing (HPC), data analytics and AI. Altair enables organizations across all industries to compete more effectively and drive smarter decisions in an increasingly connected world – all while creating a greener, more sustainable future. To learn more, please visit https://www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the second quarter and full year 2024, our statements regarding our expectations for 2024, and our reconciliations of projected non-GAAP financial measures. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in our forward-looking statements due to a number of factors, including but not limited to, the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media Relations

Altair

Jennifer Ristic

216-849-3109

jristic@altair.com

Investor Relations

Altair

Stephen Palmtag

669-328-9111

spalmtag@altair.com

The Blueshirt Group

Monica Gould

212-871-3927

ir@altair.com

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	March 31, 2024	December 31, 2023
(In thousands)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$557,605	$467,459
Accounts receivable, net	127,870	190,461
Income tax receivable	18,898	16,650
Prepaid expenses and other current assets	26,026	26,053
Total current assets	730,399	700,623
Property and equipment, net	38,837	39,803
Operating lease right of use assets	30,175	30,759
Goodwill	454,953	458,125
Other intangible assets, net	75,357	83,550
Deferred tax assets	9,699	9,955
Other long-term assets	40,491	40,678
TOTAL ASSETS	$1,379,911	$1,363,493
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$6,522	$8,995
Accrued compensation and benefits	35,911	45,081
Current portion of operating lease liabilities	8,330	8,825
Other accrued expenses and current liabilities	43,820	48,398
Deferred revenue	120,554	131,356
Current portion of convertible senior notes, net	81,617	81,455
Total current liabilities	296,754	324,110
Convertible senior notes, net	226,223	225,929
Operating lease liabilities, net of current portion	22,508	22,625
Deferred revenue, non-current	24,385	32,347
Other long-term liabilities	47,113	47,151
TOTAL LIABILITIES	616,983	652,162
Commitments and contingencies
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 56,912 and 55,240 shares as of March 31, 2024, and December 31, 2023, respectively	5	5
Class B common stock, authorized 41,203 shares, issued and outstanding 26,084 and 26,814 shares as of March 31, 2024, and December 31, 2023, respectively	3	3
Additional paid-in capital	904,180	864,135
Accumulated deficit	(113,956)	(130,503)
Accumulated other comprehensive loss	(27,304)	(22,309)
TOTAL STOCKHOLDERS’ EQUITY	762,928	711,331
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,379,911	$1,363,493

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended March 31,
(in thousands, except per share data)	2024	2023
Revenue
License	$117,707	$112,409
Maintenance and other services	40,722	37,234
Total software	158,429	149,643
Engineering services and other	14,483	16,391
Total revenue	172,912	166,034
Cost of revenue
License	4,490	4,824
Maintenance and other services	14,166	14,426
Total software *	18,656	19,250
Engineering services and other	12,237	13,485
Total cost of revenue	30,893	32,735
Gross profit	142,019	133,299
Operating expenses:
Research and development *	52,333	53,251
Sales and marketing *	44,434	43,492
General and administrative *	17,761	17,951
Amortization of intangible assets	7,438	7,814
Other operating (income) expense, net	(882)	5,605
Total operating expenses	121,084	128,113
Operating income	20,935	5,186
Interest expense	1,576	1,526
Other income, net	(3,957)	(3,613)
Income before income taxes	23,316	7,273
Income tax expense	6,769	9,232
Net income (loss)	$16,547	$(1,959)
Income (loss) per share:
Net income (loss) per share attributable to common stockholders, basic	$0.20	$(0.02)
Net income (loss) per share attributable to common stockholders, diluted	$0.20	$(0.02)
Weighted average shares outstanding:
Weighted average number of shares used in computing net income (loss) per share, basic	82,587	80,191
Weighted average number of shares used in computing net income (loss) per share, diluted	89,806	80,191

* Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2024	2023
Cost of revenue – software	$2,002	$2,752
Research and development	6,360	8,743
Sales and marketing	4,520	7,591
General and administrative	3,117	3,075
Total stock-based compensation expense	$15,999	$22,161

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Three Months Ended March 31,
(In thousands)	2024	2023
OPERATING ACTIVITIES:
Net income (loss)	$16,547	$(1,959)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	9,619	9,750
Stock-based compensation expense	15,999	22,161
Loss on mark-to-market adjustment of contingent consideration	145	7,006
Other, net	580	640
Changes in assets and liabilities:
Accounts receivable, net	60,245	39,872
Prepaid expenses and other current assets	(2,679)	1,981
Other long-term assets	9	(1,944)
Accounts payable	(1,667)	(5,362)
Accrued compensation and benefits	(8,503)	(12,283)
Other accrued expenses and current liabilities	(199)	2,015
Deferred revenue	(16,646)	(2,678)
Net cash provided by operating activities	73,450	59,199
INVESTING ACTIVITIES:
Capital expenditures	(2,766)	(1,727)
Other investing activities, net	2	(1,405)
Net cash used in investing activities	(2,764)	(3,132)
FINANCING ACTIVITIES:
Proceeds from the exercise of common stock options	19,844	9,872
Proceeds from employee stock purchase plan contributions	2,182	1,868
Payments for repurchase and retirement of common stock	—	(6,255)
Other financing activities	—	(29)
Net cash provided by financing activities	22,026	5,456
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(2,592)	379
Net increase in cash, cash equivalents and restricted cash	90,120	61,902
Cash, cash equivalents and restricted cash at beginning of year	467,576	316,958
Cash, cash equivalents and restricted cash at end of period	$557,696	$378,860

Change in Presentation of Revenue and Cost of Revenue

Effective in the first quarter of 2024, the Company changed the presentation of revenue and cost of revenue in its Consolidated Statements of Operations to combine the financial statement line items (“FSLIs”) labeled “Software related services”, “Client engineering services” and “Other” into one FSLI labeled “Engineering services and other”. The change in presentation has been applied retrospectively and does not affect the software revenue, total revenue, software cost of revenue or total cost of revenue amounts previously reported or have any effect on segment reporting.

Financial Results

The following table provides a reconciliation of Non-GAAP net income and Non-GAAP net income per share – diluted, to net income (loss) and net income (loss) per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended March 31,
(in thousands, except per share amounts)	2024	2023
Net income (loss)	$16,547	$(1,959)
Stock-based compensation expense	15,999	22,161
Amortization of intangible assets	7,438	7,814
Non-cash interest expense	472	465
Impact of non-GAAP tax rate (1)	(5,295)	(1,933)
Special adjustments and other (2)	1,030	5,231
Non-GAAP net income	$36,191	$31,779

Net income (loss) per share, diluted	$0.20	$(0.02)
Non-GAAP net income per share, diluted	$0.40	$0.36

GAAP diluted shares outstanding	89,806	80,191
Non-GAAP diluted shares outstanding	89,806	88,041
(1)
For the three months ended March 31, 2024 and 2023, the Company used a non-GAAP effective tax rate of 25% and 26%, respectively.
(2)
The three months ended March 31, 2024, includes a $0.1 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition, and $0.9 million of currency losses on acquisition-related intercompany loans. The three months ended March 31, 2023, includes a $7.0 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition, and $1.8 million of currency gains on acquisition-related intercompany loans.

The following table provides a reconciliation of Adjusted EBITDA to net income (loss), the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2024	2023
Net income (loss)	$16,547	$(1,959)
Income tax expense	6,769	9,232
Stock-based compensation expense	15,999	22,161
Interest expense	1,576	1,526
Depreciation and amortization	9,619	9,750
Special adjustments, interest income and other (1)	(4,692)	2,345
Adjusted EBITDA	$45,818	$43,055

(1)
The three months ended March 31, 2024, primarily includes $5.7 million of interest income and $0.9 million of currency losses on acquisition-related intercompany loans. The three months ended March 31, 2023, includes a $7.0 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition, $2.9 million of interest income, and $1.8 million of currency gains on acquisition-related intercompany loans.

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2024	2023
Net cash provided by operating activities	$73,450	$59,199
Capital expenditures	(2,766)	(1,727)
Free cash flow	$70,684	$57,472

The following table provides a reconciliation of Non-GAAP gross profit to gross profit, the most comparable GAAP financial measure, and a comparison of Non-GAAP gross margin (Non-GAAP gross profit as a percentage of total revenue) to gross margin (gross profit as a percentage of total revenue), the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2024	2023
Gross profit	$142,019	$133,299
Stock-based compensation expense	2,002	2,752
Non-GAAP gross profit	$144,021	$136,051

Gross profit margin	82.1%	80.3%
Non-GAAP gross margin	83.3%	81.9%

The following table provides a reconciliation of Non-GAAP operating expense to Total operating expense, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2024	2023
Total operating expense	$121,084	$128,113
Stock-based compensation expense	(13,997)	(19,409)
Amortization	(7,438)	(7,814)
Loss on mark-to-market adjustment of contingent consideration	(145)	(7,006)
Non-GAAP operating expense	$99,504	$93,884

The following table provides a reconciliation of Billings to revenue, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2024	2023
Revenue	$172,912	$166,034
Ending deferred revenue	144,939	141,943
Beginning deferred revenue	(163,703)	(144,460)
Billings	$154,148	$163,517

The following table provides Software revenue, Total revenue, Billings and Adjusted EBITDA on a constant currency basis:

	(Unaudited)
	Three Months Ended March 31, 2024			Three Months Ended March 31, 2023	Increase/ (Decrease) %
(in thousands)	As reported	Currency changes	As adjusted for constant currency	As reported	As reported	As adjusted for constant currency
Software revenue	$158.4	$1.5	$159.9	$149.6	5.9%	6.9%
Total revenue	$172.9	$1.6	$174.5	$166.0	4.1%	5.1%
Billings	$154.1	$0.8	$154.9	$163.5	-5.7%	-5.3%
Adjusted EBITDA	$45.8	$1.3	$47.1	$43.1	6.4%	9.5%

Business Outlook

The following table provides a reconciliation of projected Non-GAAP net income to projected net (loss) income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending June 30, 2024		Year Ending December 31, 2024
(in thousands)	Low	High	Low	High
Net (loss) income	$(12,300)	$(9,400)	$23,200	$30,900
Stock-based compensation expense	17,800	17,800	72,500	72,500
Amortization of intangible assets	7,300	7,300	28,900	28,900
Non-cash interest expense	400	400	1,500	1,500
Impact of non-GAAP tax rate(1)	(500)	(1,100)	(17,200)	(18,900)
Special adjustments and other(2)	—	—	1,000	1,000
Non-GAAP net income	$12,700	$15,000	$109,900	$115,900
(1)
The Company uses a non-GAAP effective tax rate of 25%.
(2)
The year ending December 31, 2024, includes a $0.1 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition, and $0.9 million of currency losses on acquisition-related intercompany loans.

The following table provides a reconciliation of projected Adjusted EBITDA to projected net (loss) income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending June 30, 2024		Year Ending December 31, 2024
(in thousands)	Low	High	Low	High
Net (loss) income	$(12,300)	$(9,400)	$23,200	$30,900
Income tax expense	3,800	3,900	19,500	19,800
Stock-based compensation expense	17,800	17,800	72,500	72,500
Interest (income) expense	(3,800)	(3,800)	(15,800)	(15,800)
Depreciation and amortization	9,500	9,500	37,600	37,600
Special adjustments and other(1)	—	—	1,000	1,000
Adjusted EBITDA	$15,000	$18,000	$138,000	$146,000
(1)
The year ending December 31, 2024, includes a $0.1 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition, and $0.9 million of currency losses on acquisition-related intercompany loans.

The following table provides a reconciliation of projected Free Cash Flow to projected net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Year Ending December 31, 2024
(in thousands)	Low	High
Net cash provided by operating activities	$135,300	$143,300
Capital expenditures	(11,300)	(11,300)
Free cash flow	$124,000	$132,000